Emerson Reports First Quarter 2026 Results; Updates 2026 Outlook
ST. LOUIS (February 3, 2026) - Emerson (NYSE: EMR) today reported results for its first quarter ended December 31, 2025 and updated its full year outlook for fiscal 2026. Emerson also declared a quarterly cash dividend of $0.555 per share of common stock payable March 10, 2026 to stockholders of record on February 13, 2026.

(dollars in millions, except per share)	2025 Q1	2026 Q1	Change
Underlying Orders[1]			9%
Net Sales	$4,175	$4,346	4%
Underlying Sales[2]			2%
Pretax Earnings	$775	$775
Margin	18.6%	17.8%	(80) bps
Adjusted Segment EBITA[3]	$1,169	$1,203
Margin	28.0%	27.7%	(30) bps
GAAP Earnings Per Share	$1.02	$1.07	5%
Adjusted Earnings Per Share[4]	$1.38	$1.46	6%
Operating Cash Flow	$777	$699	(10)%
Free Cash Flow	$694	$602	(13)%
Management Commentary
“Emerson met sales commitments and exceeded expectations for profitability as our global teams continue to execute well,” said Emerson President and Chief Executive Officer Lal Karsanbhai. “We delivered a fourth consecutive quarter of strong underlying orders growth, and we are experiencing robust demand for our automation technology, led by Software & Systems, with strength in North America, India and the Middle East & Africa.”
Karsanbhai continued, “Emerson is accelerating innovation, introducing new products and delivering on the critical programs we highlighted at our 2025 investor conference. These releases advance our capabilities in software-defined automation and further enhance our leadership position in high-growth verticals.”
2026 Outlook
The following tables summarize the fiscal year 2026 guidance framework. As we pivot capital allocation to returning cash to shareholders, the 2026 outlook assumes returning ~$2.2B through ~$1B share repurchases and ~$1.2B of dividends.

	2026 Q2	2026
Net Sales Growth	3% - 4%	~5.5%
Underlying Sales Growth	1% - 2%	~4%
Earnings Per Share	$1.06 - $1.11	$4.78 - $4.93
Amortization of intangibles	~$0.35	~$1.38
Restructuring and related costs	~$0.06	~$0.14
Acquisition/divestiture fees and related costs	~$0.02	~$0.06
Discrete taxes	~$0.01	~$0.04
Adjusted Earnings Per Share	$1.50 - $1.55	$6.40 - $6.55
Operating Cash Flow		$4.0B - $4.1B
Free Cash Flow		$3.5B - $3.6B
Share Repurchase		~$1.0B
1 Underlying orders do not include AspenTech.
2 Underlying sales exclude the impact of currency translation, and significant acquisitions and divestitures.
3 Adjusted segment EBITA represents segment earnings less restructuring and intangibles amortization expense.
4 Adjusted EPS excludes intangibles amortization expense, restructuring and related costs, acquisition/divestiture gains, losses, fees and related costs, and discrete taxes.

Conference Call
Today, beginning at 3:30 p.m. Central Time / 4:30 p.m. Eastern Time, Emerson management will discuss the first quarter results during an investor conference call. Participants can access a live webcast available at https://ir.emerson.com at the time of the call. A replay of the call will be available for 90 days. Conference call slides will be posted in advance of the call on the company website.
About Emerson
Emerson (NYSE: EMR) is a global automation leader delivering solutions for the most demanding technology challenges. Headquartered in St. Louis, Missouri, Emerson is engineering the autonomous future, enabling customers to optimize operations and accelerate innovation. For more information, visit Emerson.com.
Forward-Looking and Cautionary Statements
Statements in this press release that are not strictly historical may be “forward-looking” statements, which represent management’s expectations, based on currently available information. Actual results, performance or achievements could differ materially from those expressed in any forward-looking statement. Any forward-looking statements in this press release speak only as of the date of this press release. Emerson undertakes no obligation to update any such statements to reflect new information or later developments. Examples of risks and uncertainties that may cause our actual results or performance to be materially different from those expressed or implied by forward looking statements include the scope, duration and ultimate impacts of the Russia-Ukraine and other global conflicts, as well as economic and currency conditions, market demand, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, inflation, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. The outlook contained herein represents the Company's expectation for its consolidated results, other than as noted herein.
Emerson uses our Investor Relations website, https://ir.emerson.com, as a means of disclosing information which may be of interest or material to our investors and for complying with disclosure obligations under Regulation
FD. Accordingly, investors should monitor our Investor Relations website, in addition to following our press releases,
SEC filings, public conference calls, webcasts and social media. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Investors:	Media:
Doug Ashby	Joseph Sala / Greg Klassen
(314) 553-2197	Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

(tables attached)

		Table 1
EMERSON AND SUBSIDIARIES
CONSOLIDATED OPERATING RESULTS
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

	Quarter Ended Dec 31,
	2024	2025

Net sales	$4,175	$4,346
Cost and expenses
Cost of sales	1,940	2,035
SG&A expenses	1,224	1,242
Other deductions, net	228	204
Interest expense, net	8	90
Earnings before income taxes	775	775
Income taxes	182	169
Net earnings	593	606
Less: Noncontrolling interests in subsidiaries	8	1
Net earnings common stockholders	$585	$605

Diluted avg. shares outstanding	571.1	564.1

Diluted earnings per share common stockholders
Diluted earnings per common share	$1.02	$1.07

	Quarter Ended Dec 31,
	2024	2025
Other deductions, net
Amortization of intangibles	$229	$205
Restructuring costs	11	9
Other	(12)	(10)
Total	$228	$204

		Table 2
EMERSON AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(DOLLARS IN MILLIONS, UNAUDITED)

	Sept 30, 2025	Dec 31, 2025
Assets
Cash and equivalents	$1,544	$1,748
Receivables, net	3,101	2,972
Inventories	2,213	2,353
Other current assets	1,725	1,770
Total current assets	8,583	8,843
Property, plant & equipment, net	2,871	2,867
Goodwill	18,193	18,182
Other intangibles	9,458	9,205
Other	2,859	2,842
Total assets	$41,964	$41,939

Liabilities and equity
Short-term borrowings and current maturities of long-term debt	$4,797	$5,832
Accounts payable	1,384	1,339
Accrued expenses	3,616	3,349
Total current liabilities	9,797	10,520
Long-term debt	8,319	7,575
Other liabilities	3,550	3,552
Equity
Common stockholders' equity	20,282	20,277
Noncontrolling interests in subsidiaries	16	15
Total equity	20,298	20,292
Total liabilities and equity	$41,964	$41,939

		Table 3
EMERSON AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(DOLLARS IN MILLIONS, UNAUDITED)

	Three Months Ended Dec 31,
	2024	2025
Operating activities
Net earnings	$593	$606
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	383	359
Stock compensation	68	55
Changes in operating working capital	(154)	(357)
Other, net	(113)	36
Cash provided by operating activities	777	699

Investing activities
Capital expenditures	(83)	(97)
Purchases of businesses, net of cash and equivalents acquired	(37)	—
Other, net	(22)	(28)
Cash used in investing activities	(142)	(125)

Financing activities
Net increase (decrease) in short-term borrowings	2	(485)
Proceeds from short-term borrowings greater than three months	—	3,473
Payments of short-term borrowings greater than three months	—	(2,099)
Payments of long-term debt	(2)	(587)
Dividends paid	(301)	(312)
Purchases of common stock	(899)	(250)
Other, net	(91)	(104)
Cash used in financing activities	(1,291)	(364)

Effect of exchange rate changes on cash and equivalents	(98)	(6)
Increase (decrease) in cash and equivalents	(754)	204
Beginning cash and equivalents	3,588	1,544
Ending cash and equivalents	$2,834	$1,748

Table 4
EMERSON AND SUBSIDIARIES
SEGMENT SALES AND EARNINGS
(DOLLARS IN MILLIONS, UNAUDITED)
The following tables show results for the Company's segments on an adjusted segment EBITA basis and are intended to supplement the Company's results of operations, including its segment earnings which are defined as earnings before interest and taxes. The Company defines adjusted segment and total segment EBITA as segment earnings excluding intangibles amortization expense, and restructuring and related expense. Adjusted segment and total segment EBITA, and adjusted segment and total segment EBITA margin are measures used by management and may be useful for investors to evaluate the Company's segments' operational performance.

	Quarter Ended Dec 31,
	2024	2025	Reported	Underlying
Sales
Control Systems & Software	$1,023	$1,044	2%	—%
Test & Measurement	359	409	14%	11%
Software & Systems	$1,382	$1,453	5%	3%

Sensors	972	996	2%	1%
Final Control	1,334	1,394	4%	2%
Intelligent Devices	$2,306	$2,390	4%	2%

Safety & Productivity	$487	$503	3%	1%

Total	$4,175	$4,346	4%	2%

Sales Growth by Geography
Quarter Ended Dec 31,
Americas	3%
Europe	3%
Asia, Middle East & Africa	—%

Table 4 cont.

	Quarter Ended Dec 31,		Quarter Ended Dec 31,
	2024		2025
	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)
Earnings
Control Systems & Software	$208	$337	$232	$334
Margins	20.3%	33.0%	22.2%	31.9%
Test & Measurement	(13)	91	14	121
Margins	(3.6)%	25.5%	3.6%	29.7%
Software & Systems	$195	$428	$246	$455
Margins	14.1%	31.1%	17.0%	31.3%

Sensors	285	296	266	282
Margins	29.3%	30.5%	26.7%	28.3%
Final Control	305	341	331	361
Margins	22.9%	25.5%	23.8%	25.9%
Intelligent Devices	$590	$637	$597	$643
Margins	25.6%	27.6%	25.0%	26.9%

Safety & Productivity	$96	$104	$97	$105
Margins	19.7%	21.3%	19.2%	20.9%

Corporate items and interest expense, net:
Stock compensation	(68)	(66)	(55)	(51)
Unallocated pension and postretirement costs	27	27	29	29
Corporate and other	(57)	(34)	(49)	(40)
Interest expense, net	(8)	—	(90)	—

Pretax Earnings / Adjusted EBITA	$775	$1,096	$775	$1,141
Margins	18.6%	26.3%	17.8%	26.3%

Supplemental Total Segment Earnings:
Adjusted Total Segment EBITA		$1,169		$1,203
Margins		28.0%		27.7%

Table 4 cont.

	Quarter Ended Dec 31,		Quarter Ended Dec 31,
	2024		2025
	Amortization of Intangibles[1]	Restructuring and Related Costs[2]	Amortization of Intangibles[1]	Restructuring and Related Costs[2]
Control Systems & Software	$127	$2	$101	$1
Test & Measurement	105	(1)	107	—
Software & Systems	$232	$1	$208	$1

Sensors	10	1	11	5
Final Control	29	7	28	2
Intelligent Devices	$39	$8	$39	$7

Safety & Productivity	$7	$1	$7	$1

Corporate	—	3	—	2
Total	$278	$13	$254	$11

[1] Amortization of intangibles includes $49 reported in cost of sales for the three months ended December 31, 2024 and 2025.
[2] Restructuring and related costs includes $2 reported in selling, general and administrative expenses for the three months ended December 31, 2024 and 2025.

	Quarter Ended Dec 31,
Depreciation and Amortization	2024	2025
Control Systems & Software	$149	$122
Test & Measurement	118	119
Software & Systems	267	241

Sensors	31	33
Final Control	55	56
Intelligent Devices	86	89

Safety & Productivity	19	19

Corporate	11	10
Total	$383	$359

Table 5

EMERSON AND SUBSIDIARIES
ADJUSTED CORPORATE AND OTHER SUPPLEMENTAL
(DOLLARS IN MILLIONS, UNAUDITED)
The following table shows the Company's stock compensation and corporate and other expenses on an adjusted basis. The Company's definition of adjusted stock compensation excludes integration-related stock compensation expense. The Company's definition of adjusted corporate and other excludes corporate restructuring and related costs, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. This metric is useful for reconciling from total adjusted segment EBITA to the Company's consolidated adjusted EBITA.

	Quarter Ended Dec 31,
	2024	2025
Stock compensation (GAAP)	$(68)	$(55)
Integration-related stock compensation expense	2	4
Adjusted stock compensation (non-GAAP)	$(66)	$(51)

	Quarter Ended Dec 31,
	2024	2025
Corporate and other (GAAP)	$(57)	$(49)
Corporate restructuring and related costs	3	2
Acquisition / divestiture costs	20	7
Adjusted corporate and other (non-GAAP)	$(34)	$(40)

Table 6
EMERSON AND SUBSIDIARIES
ADJUSTED EBITA & EPS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)
The following tables, which show results on an adjusted EBITA basis and diluted earnings per share on an adjusted basis, are intended to supplement the Company's discussion of its results of operations herein. The Company defines adjusted EBITA as earnings excluding interest expense, net, income taxes, intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. Adjusted earnings per share excludes intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction-related costs, discrete taxes, and certain gains, losses or impairments. Adjusted EBITA, adjusted EBITA margin, and adjusted earnings per share are measures used by management and may be useful for investors to evaluate the Company's operational performance.

	Quarter Ended Dec 31,
	2024	2025
Pretax earnings	$775	$775
Percent of sales	18.6%	17.8%
Interest expense, net	8	90
Amortization of intangibles	278	254
Restructuring and related costs	13	11
Acquisition/divestiture fees and related costs	22	11
Adjusted EBITA	$1,096	$1,141
Percent of sales	26.3%	26.3%

	Quarter Ended Dec 31,
	2024	2025
GAAP earnings per share	$1.02	$1.07
Amortization of intangibles	0.31	0.35
Restructuring and related costs	0.02	0.02
Acquisition/divestiture fees and related costs	0.03	0.01
Discrete taxes	—	0.01
Adjusted earnings per share	$1.38	$1.46

Table 6 cont.

Quarter Ended December 31, 2025
	Pretax Earnings		Income Taxes	Net Earnings	Non-Controlling Interests	Net Earnings Common Stockholders	Diluted Earnings Per Share
As reported (GAAP)	$775		$169	$606	$1	$605	$1.07
Amortization of intangibles	254	[1]	59	195	—	195	0.35
Restructuring and related costs	11	[2]	3	8	—	8	0.02
Acquisition/divestiture fees and related costs	11		2	9	—	9	0.01
Discrete Taxes	—		(5)	5	—	5	0.01
Adjusted (non-GAAP)	$1,051		$228	$823	$1	$822	$1.46
Interest expense, net	90
Adjusted EBITA (non-GAAP)	$1,141

[1] Amortization of intangibles includes $49 reported in cost of sales.
[2] Restructuring and related costs includes $2 reported in selling, general and administrative expenses.

Reconciliations of Non-GAAP Financial Measures & Other	Table 8

Reconciliations of Non-GAAP measures with the most directly comparable GAAP measure (dollars in millions, except per share amounts). See tables 4 through 7 for additional non-GAAP reconciliations.

2026 Q1 Underlying Sales Change	Reported	(Favorable) / Unfavorable FX	(Acquisitions) / Divestitures	Underlying
Control Systems & Software	2%	(2)%	—%	—%
Test & Measurement	14%	(3)%	—%	11%
Software & Systems	5%	(2)%	—%	3%
Sensors	2%	(1)%	—%	1%
Final Control	4%	(2)%	—%	2%
Intelligent Devices	4%	(2)%	—%	2%
Safety and Productivity	3%	(2)%	—%	1%
Emerson	4%	(2)%	—%	2%

Underlying Growth Guidance	2026 Q2 Guidance	2026 Guidance
Reported (GAAP)	3% - 4%	~5.5%
(Favorable) / Unfavorable FX	~(2 pts)	~(1.5 pts)
(Acquisitions) / Divestitures	-	-
Underlying (non-GAAP)	1% - 2%	~4%

2025 Q1 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Control Systems & Software	$208	20.3%	$127	$2	$337	33.0%
Test & Measurement	(13)	(3.6)%	105	(1)	91	25.5%
Software & Systems	$195	14.1%	$232	$1	$428	31.1%
Sensors	285	29.3%	10	1	296	30.5%
Final Control	305	22.9%	29	7	341	25.5%
Intelligent Devices	$590	25.6%	$39	$8	$637	27.6%
Safety & Productivity	$96	19.7%	$7	$1	$104	21.3%

2026 Q1 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Control Systems & Software	$232	22.2%	$101	$1	$334	31.9%
Test & Measurement	14	3.6%	107	—	121	29.7%
Software & Systems	$246	17.0%	$208	$1	$455	31.3%
Sensors	266	26.7%	11	5	282	28.3%
Final Control	331	23.8%	28	2	361	25.9%
Intelligent Devices	$597	25.0%	$39	$7	$643	26.9%
Safety & Productivity	$97	19.2%	$7	$1	$105	20.9%

Total Adjusted Segment EBITA	2025 Q1	2026 Q1
Pretax earnings (GAAP)	$775	$775
Margin	18.6%	17.8%
Corporate items and interest expense, net	106	165
Amortization of intangibles	278	254
Restructuring and related costs	10	9
Adjusted segment EBITA (non-GAAP)	$1,169	$1,203
Margin	28.0%	27.7%

Free Cash Flow	2025 Q1	2026 Q1	2026E ($ in billions)
Operating cash flow (GAAP)	$777	$699	$4.0 - $4.1
Capital expenditures	(83)	(97)	~(0.45)
Free cash flow (non-GAAP)	$694	$602	$3.5 - $3.6

Note 1: Underlying sales and orders exclude the impact of currency translation and significant acquisitions and divestitures.
Note 2: All fiscal year 2026E figures are approximate, except where range is given.